                                                                   Exhibit 10.32

                              AMENDMENT AND WAIVER

          AMENDMENT AND WAIVER, dated as of April 16, 2001 (this "Amendment"),
                                                                  ---------
to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions
---------                                  -------
parties thereto (the "Lenders"), The Chase Manhattan Bank, as the administrative
                      -------
agent for the Lenders (in such capacity, the "Administrative Agent"), National
                                              --------------------
Westminster Bank PLC, as syndication agent (in such capacity, the "Syndication
                                                                   -----------
Agent") and UBS AG, Stamford Branch, as documentation agent (in such capacity,
-----
the "Documentation Agent").
     -------------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;

          WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and waived as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and
                     -------------
used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendment to Credit Agreement. Subsection 7.4(iii) of the
                     -----------------------------
Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "(iii) the Company may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements entered into with Lenders or Affiliates of Lenders;".

          SECTION 3. Waiver to Credit Agreement. Any breach by the Company of
                     --------------------------
the covenant set forth in subsection 7.4(iii) of the Credit Agreement, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

          SECTION 4. Conditions to Effectiveness. This Amendment shall be
                     ---------------------------
effective on the date on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company, the Guarantor and the Requisite Lenders.

          SECTION 5. Representations and Warranties. To induce the Lenders
                     ------------------------------
parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and all of the Lenders that (i) the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof and (ii) after giving effect to this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 6. Effect on the Loan Documents. (a) Except as specifically
                     ----------------------------
amended or waived above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7. Costs, Expenses and Taxes. The Company agrees to pay on
                     -------------------------
demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 7.

          SECTION 8. Affirmation of Subsidiary Guaranty, Pledge Agreement and
                     --------------------------------------------------------
Credit Agreement. The Guarantor hereby consents to the modification of the
----------------
Credit Agreement contemplated hereby and each of the Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
                     -------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Execution in Counterparts. This Amendment may be executed
                      -------------------------
by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  AURORA FOODS INC.



                                  By: /s/ Christopher T. Sortwell
                                      ----------------------------------
                                  Name: Christopher T. Sortwell
                                  Title: Executive Vice President and Chief
                                         Financial Officer

                                  SEA COAST FOODS, INC.


                                  By: /s/ Christopher T. Sortwell
                                      ----------------------------------
                                  Name: Christopher T. Sortwell
                                  Title: Chief Financial Officer, Secretary, and
                                         Director

                                  THE CHASE MANHATTAN BANK,
                                  as Administrative Agent and as a Lender


                                  By: /s/ Kathryn A. Duncan
                                      ----------------------------------
                                  Name: Kathryn A. Duncan
                                  Title: Vice President

                                               DEUTSCHE BANK AG NEW YORK
                                               BRANCH AND/OR CAYMAN ISLANDS
                                               BRANCH


                                               By: /s/ Alexander Karow
                                                   -----------------------------
                                               Name: Alexander Karow
                                               Title: Vice President


                                               By: /s/ Thomas A. Foley
                                                   -----------------------------
                                               Name: Thomas A. Foley
                                               Title: Vice President


                                               KZH PONDVIEW LLC


                                               By: /s/ Susan Lee
                                                   ----------------------------
                                               Name: Susan Lee
                                               Title: Authorized Agent


                                               KZH ING-2 LLC


                                               By: /s/ Susan Lee
                                                   ----------------------------
                                               Name: Susan Lee
                                               Title: Authorized Agent


                                               KZH CYPRESSTREE-1 LLC


                                               By: /s/ Susan Lee
                                                   ----------------------------
                                               Name: Susan Lee
                                               Title: Authorized Agent

                                         KZH SHOSHONE LLC


                                         By: /s/ Susan Lee
                                             ------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent


                                         KZH STERLING LLC


                                         By: /s/ Susan Lee
                                             ------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent


                                         KZH WATERSIDE LLC


                                         By: /s/ Susan Lee
                                             ------------------------------
                                         Name: Susan Lee
                                         Title: Authorized Agent


                                         PACIFICA PARTNERS I, L.P.
                                         By: Imperial Credit Asset Management as
                                         its Investment Manager


                                         By: /s/ Tom Colwell
                                             ------------------------------
                                         Name: Tom Colwell
                                         Title: Vice President


                                         WELLS FARGO BANK, N.A.


                                         By: /s/ Ellen Trach
                                             --------------------------------
                                         Name: Ellen Trach
                                         Title: Vice President

                                       SUNTRUST BANK


                                       By: /s/ Michael Lapriesi
                                           ----------------------------------
                                       Name: Michael Lapriesi
                                       Title: Director


                                       GE CAPITAL CORPORATION


                                       By: /s/ W. Jerome McDermott
                                           ----------------------------------
                                       Name: W. Jerome McDermott
                                       Title: Duly Authorized Signatory


                                       NATIONAL CITY BANK


                                       By: /s/ Lisa B. Lisi
                                           ----------------------------------
                                       Name: Lisa B. Lisi
                                       Title: Senior Vice President


                                       INDOSUEZ CAPITAL FUNDING III,
                                       LIMITED
                                       By: Indosuez Capital as Portfolio Manager

                                       By: /s/ Melissa Marano
                                           ----------------------------------
                                       Name: Melissa Marano
                                       Title: Vice President

                                       INDOSUEZ CAPITAL FUNDING IIA,
                                       LIMITED
                                       By: Indosuez Capital as Portfolio Advisor


                                       By: /s/ Melissa Marano
                                           ----------------------------------
                                       Name: Melissa Marano
                                       Title: Vice President

                                  INDOSUEZ CAPITAL FUNDING IV,
                                  L.P.
                                  By: Indosuez Capital as Portfolio Advisor

                                  By: /s/ Melissa Marano
                                      ----------------------------------
                                  Name: Melissa Marano
                                  Title: Vice President

                                  PILGRIM AMERICA HIGH INCOME
                                  INVESTMENTS INC. LTD.
                                  By: ING Pilgrim Investments as its
                                  Investment Manager

                                  By: /s/ Jason Groom
                                      -------------------------------
                                  Name: Jason Groom
                                  Title: Vice President

                                  PILGRIM CLO 1999-1 LTD.
                                  By: ING Pilgrim Investments as its
                                  Investment Manager

                                  By: /s/ Jason Groom
                                      -------------------------------
                                  Name: Jason Groom
                                  Title: Vice President

                                  SEQUILS PILGRIM-1 LTD.
                                  By: ING Pilgrim Investments as its
                                  Investment Manager

                                  By: /s/ Jason Groom
                                      -------------------------------
                                  Name: Jason Groom
                                  Title: Vice President

                                             ML CLO XII PILGRIM AMERICA
                                             (CAYMAN) LTD.
                                             By: ING Pilgrim Investments as its
                                             Investment Manager

                                             By: /s/ Jason Groom
                                                 -------------------------------
                                             Name: Jason Groom
                                             Title: Vice President

                                             ML CLO XV PILGRIM AMERICA
                                             (CAYMAN) LTD.
                                             By: ING Pilgrim Investments as its
                                             Investment Manager

                                             By: /s/ Jason Groom
                                                 -------------------------------
                                             Name: Jason Groom
                                             Title: Vice President

                                             ML CLO XX PILGRIM AMERICA
                                             (CAYMAN) LTD.
                                             By: ING Pilgrim Investments as its
                                             Investment Manager

                                             By: /s/ Jason Groom
                                                 -------------------------------
                                             Name: Jason Groom
                                             Title: Vice President

                                             PILGRIM PRIME RATE TRUST
                                             By: ING Pilgrim Investments as its
                                             Investment Manager

                                             By: /s/ Jason Groom
                                                 -------------------------------
                                             Name: Jason Groom
                                             Title: Vice President

                                       PILGRIM SENIOR INCOME FUND
                                       By: ING Pilgrim Investments, Inc. as its
                                       Investment Manager


                                       By: /s/ Jason Groom
                                           ---------------------------------
                                       Name: Jason Groom
                                       Title: Vice President

                                       PINEHURST TRADING, INC.


                                       By: /s/ Ann E. Morris
                                           ---------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst. Vice President


                                       BANK OF AMERICA, N.A.


                                       By: /s/ Edward Harmon
                                           ---------------------------------
                                       Name: Edward Harmon
                                       Title: Vice President

                                       ARES LEVERAGED INVESTMENT
                                       FUND II, L.P.
                                       By: ARES Management II, L.P.
                                       Its:  General Partner


                                       By: /s/ David A. Sachs
                                           ---------------------------------
                                       Name: David A. Sachs
                                       Title: Vice President


                                       ARES III CLO LTD.
                                       By: ARES CLO Management LLC,
                                       Investment Manager


                                       By: /s/ David A. Sachs
                                           ---------------------------------
                                       Name: David A. Sachs
                                       Title: Vice President

                                      ARES IV CLO LTD.
                                      By: ARES CLO Management IV, L.P.,
                                      Investment Manager

                                      By: ARES CLO GP IV, LLC
                                      Its Managing Member

                                      By: /s/ David A. Sachs
                                          ----------------------------------
                                      Name: David A. Sachs
                                      Title: Vice President


                                      ELC (CAYMAN) LTD. CDO SERIES
                                      1999-I

                                      By: /s/ Roshan White
                                          ----------------------------------
                                      Name: Roshan White
                                      Title: Vice President

                                      ELC (CAYMAN) LTD. 1999-III


                                      By: /s/ Roshan White
                                          ----------------------------------
                                      Name: Roshan White
                                      Title: Vice President

                                      NATEXIS BANQUES POPULAIRES


                                      By: /s/ Frank H. Madden, Jr.
                                          ----------------------------------
                                      Name: Frank H. Madden, Jr.
                                      Title: Vice President & Group Manager


                                      By: /s/ Joseph A. Miller
                                          ----------------------------------
                                      Name: Joseph A. Miller
                                      Title: Associate

                                         HSBC BANK USA


                                         By: /s/ D. C. English
                                             --------------------------------
                                         Name: Desmond C. English
                                         Title: Associate Director


                                         CONTINENTAL CASUALTY COMPANY

                                         By: /s/ Richard W. Dubberke
                                             --------------------------------
                                         Name: Richard W. Dubberke
                                         Title: Vice President


                                         VAN KAMPEN CLO I, LIMITED
                                         By: Van Kampen Management Inc., as
                                         Collateral Manager

                                         By: /s/ Darvin D. Pierce
                                             --------------------------------
                                         Name: Darvin D. Pierce
                                         Title: Principal


                                         VAN KAMPEN SENOR INCOME TRUST
                                         By: Van Kampen Investment Advisory
                                         Corp.


                                         By: /s/ Darvin D. Pierce
                                             --------------------------------
                                         Name: Darvin D. Pierce
                                         Title: Principal


                                         VAN KAMPEN CLO II, LIMITED
                                         By: Van Kampen Management Inc., as
                                         Collateral Manager

                                         By: /s/ Darvin D. Pierce
                                             --------------------------------
                                         Name: Darvin D. Pierce
                                         Title: Principal

                                       VAN KAMPEN PRIME RATE INCOME
                                       TRUST

                                       By: Van Kampen Investment Advisory
                                       Corp.


                                       By: /s/ Darvin D. Pierce
                                           --------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Principal


                                       FRANKLIN FLOATING RATE MASTER
                                       SERIES

                                       By: /s/ Richard D'Addario
                                           --------------------------------
                                       Name: Richard D'Addario
                                       Title: Vice President

                                       FRANKLIN FLOATING RATE TRUST


                                       By: /s/ Richard D'Addario
                                           --------------------------------
                                       Name: Richard D'Addario
                                       Title: Vice President

                                       IKB DEUTSCHE INDUSTRIEBANK AG
                                       LUXEMBOURG BRANCH


                                       By: /s/ Ana Bohorquez
                                           --------------------------------
                                       Name: Ana Bohorquez
                                       Title: Assistant Director

                                       By: /s/ Manfred Ziwey
                                           --------------------------------
                                       Name: Manfred Ziwey
                                       Title: Director

                                   SIMSBURY CLO, LIMITED
                                   By: David L. Babson & Company, Inc.
                                   under delegated authority from
                                   Massachusetts Mutual Life Insurance Co., as
                                   Collateral Manager

                                   By: /s/ Steven Katz
                                       ----------------------------
                                   Name: Steven Katz
                                   Title: Managing Director